EXHIBIT 99.4
                                 ------------

                   The Schedule to the ISDA Master Agreement

                                   Schedule
                                    to the
                               Master Agreement

                          dated as of March 30, 2006

                                    between

    Credit Suisse International,      and    The Bank of New York as Corridor
 an unlimited company incorporated           Contract Administrator under the
under the laws of England and Wales          Corridor Contract Administration
         ("Party A")                          Agreement among Credit Suisse
                                             Securities LLC, The Bank of New
                                             York as trustee for Alternative
                                             Loan Trust 2006-7CB and The Bank
                                             of New York as Corridor Contract
                                              Administrator, dated March 30,
                                                           2006
                                                        ("Party B")

                                    Part 1
                            Termination Provisions

In this Agreement:-

(a) Specified Entity. "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b) Specified Transaction. Specified Transaction will have the meaning specified in Section 14.

(c) Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in
Section 14 is deemed to be modified accordingly:

     Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
     Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party
     B.
     Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.
     Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party
     B.
     Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
     Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
     Section 5(a)(vii) (Bankruptcy) will apply to Party A and will not apply to Party B.
     Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d) Termination Events. The "Illegality" provision of Section 5(b)(i), the "Tax Event" provision of Section 5(b)(ii), the "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to both Party A and Party B. The 'Credit Event upon Merger" provision of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.


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

(e) Automatic Early Termination. The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(g) Termination Currency. "Termination Currency" means United States Dollars.

(h) Additional Termination Event.

     An Additional Termination Event with respect to Party A as the sole Affected Party:-

     Failure to Deliver Information. Party A has failed to comply with the requirements of Section 2(c) of the Regulation AB Agreement (as defined in Part 5 below).


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

                                    Part 2
                              Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e), Party A and Party B each makes the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

     (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d);

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f),

     (i)  Party A makes the following representation to Party B:

          (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

          (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

          (C)  Party A's Withholding Foreign Partnership Employer
               Identification Number is 98-0330001.

          (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

     (ii) Party B makes no Payee Tax Representations.


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

                                    Part 3
                        Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:-

(a) For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

Party required to           Form/Document/            Date by which to be
deliver document            Certificate               delivered

Party A                     U.S. Internal             (i) Before the
                            Revenue Service           first Payment Date
                            Form W-8IMY or any        under this
                            successor forms           Agreement, such
                            thereto                   form to be updated
                                                      at the beginning of each
                                                      succeeding
                                                      three-calendar-year
                                                      period after the first
                                                      payment date under this
                                                      Agreement, (ii) promptly
                                                      upon reasonable demand
                                                      by Party B, and (iii)
                                                      promptly upon learning
                                                      that any such Form
                                                      previously provided by
                                                      Party A has become
                                                      obsolete or incorrect.

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:-

Party required to           Form/Document/            Date by which to be      Covered by Section
deliver document            Certificate               delivered                3(d) Representation
Party A and                 Evidence reasonably       Upon request             Yes
Party B                     satisfactory to the
                            other party as to
                            the names, true
                            signatures and
                            authority of the
                            officers or
                            officials signing
                            this Agreement or
                            any Confirmation on
                            its behalf

Party A                     A copy of the             Upon request, as         Yes
                            annual report for         soon as publicly


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

Party required to           Form/Document/            Date by which to be      Covered by Section
deliver document            Certificate               delivered                3(d) Representation
                            such party                available
                            containing audited
                            or certified
                            financial
                            statements for the
                            most recently ended
                            financial year

Party A                     An opinion of             Upon execution of        No
                            counsel to such           this Agreement
                            party reasonably
                            satisfactory in
                            form and substance
                            to the other party
                            covering the
                            enforceability of
                            this Agreement
                            against such party


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

                                    Part 4
                                 Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a):

(i) (1) Address for notices or communications to Party A:

Notwithstanding section 12 (a) of the Agreement all notices including those to be given under Section 5 or 6 may be given by facsimile transmission or electronic messaging system.

     Address:  One Cabot Square   Attention:  (1)  Head of Credit Risk
               London E14 4QJ                      Management;
               England                        (2)  Managing Director -
                                                   Operations Department;
                                              (3)  Managing Director - Legal
                                                   Department

          Telex No.:        264521  Answerback:       CSFBI    G

     (For all purposes.)

     (2) For the purpose of facsimile notices or communications under this Agreement:-

     Facsimile No.: +44 020 7888 2686
     Attention:     General Counsel Europe - Legal and Compliance Department

     Telephone number for oral confirmation of receipt of facsimile in legible form: +44 020 7888 2028

     Designated responsible employee for the purposes of Section 12(a)(iii):
     Senior Legal Secretary

With a copy to:

         Facsimile No. +44 (0) 207 888 3715
         Head of Credit Risk Management

         With a copy to:

         Facsimile No. +44 (0) 207 888 9503
         Global Head of OTC Operations, Operations Department.

(ii) Address for notices or communications to Party B:

Address: The Bank of New York
101 Barclay Street 8W
New York, NY 10286
Attention:        Corporate Trust MBS Administration
CWALT, Inc.
Series 2006-7CB

Telephone No.:     (212) 815-8318   Facsimile No.:   (212) 815-3986

(For all purposes.)


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

with a copy to:

Address: Credit Suisse Management LLC
Eleven Madison Avenue
New York, NY  10010        Attention:       Peter Sack

Telephone No.:    (212) 325-7892    Facsimile No.:   (212) 743-5261

(b) Process Agent. For the purpose of Section 13(c):-

     Party A appoints as its Process Agent:- Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

     Party B appoints as its Process Agent:- Not Applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c):-

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution, that would qualify as a Reference Market-maker to act as Calculation Agent.

(f) Credit Support Document. None

(g) Credit Support Provider.

     Credit Support Provider means in relation to Party A: Not applicable.

     Credit Support Provider means in relation to Party B: Not applicable.

(h) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine. Each party hereby submits to the jurisdiction of the Courts of the State of New York.

(i) Netting of Payments. Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j) Affiliate. Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.


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

                                    Part 5
                               Other Provisions

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof. The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(b) Pooling and Servicing Agreement. References to the "Pooling and Services Agreement" are to the pooling and servicing agreement dated as of March 1, 2006 among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.
..

(c) Independent Reliance. The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

     "(g) Independent Reliance. It is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other party."

(d) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(e) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(f) Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(g) Pooling and Servicing Agreement.

     (1) Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     (2) Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in
     (A) any case or proceeding voluntarily filed or commenced by


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

     the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against the Trust or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(h) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(i) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust's existence.

(j) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

     (i) such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act (the "CEA");

     (ii) neither this Agreement nor any Transaction has been executed or traded on a "trading facility" as such term is defined in the CEA; and

     (iii) such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(k) Set-off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim.

(l) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event as set forth in either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of this Agreement with respect to Party A as the Burdened Party.

(m) Limitation on Liability. It is expressly understood and agreed by the parties hereto that: (a) The Bank of New York ("BNY") is entering into this Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement, and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party


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

B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

(n) Regulation AB Compliance. Party A and Party B agree that the terms of the
Item 1115 Agreement dated as of March 29, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Credit Suisse International shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.


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

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

     CREDIT SUISSE INTERNATIONAL             THE BANK OF NEW YORK as Corridor
                                             Contract Administrator under the
                                             Corridor Contract Administration
                                               Agreement among Credit Suisse
                                             Securities (USA)LLC, The Bank of
                                                  New York as trustee for
                                              Alternative Loan Trust 2006-7CB
                                                and The Bank of New York as
                                             Corridor Contract Administrator,
                                                   dated March 30, 2006

By:  /s/ Steven J. Reis                By:  /s/ Maria Tokarz
     -------------------------------        -------------------------------
     Name:  Steven J. Reis                  Name:  Maria Tokarz
     Title: Authorized Signatory            Title: Assistant Treasurer



By:  /s/ Barry Dixon
     -------------------------------
     Name:  Barry Dixon
     Title: Authorized Signatory


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